POWER OF ATTORNEY AND ATTESTATION
FOR USE OF ELECTRONIC SIGNATURE

Know all by these presents, that the undersigned hereby constitutes and appoints each
of  Robin Raju, Kurt Meyers, Jessica Olich, Ralph Petruzzo and Michael Brudoley,

and each of them individually, the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the undersigned's capacity as an Officer and/or Director of Equitable Holdings, Inc. (the
"Company"), (i) Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934
(the "Exchange Act") and the rules thereunder (a "Section 16 Form") and
(ii) a Form ID or any other forms required to be filed or submitted in accordance with Regulation S-T promulgated by the United States
Securities and Exchange Commission (or any successor provision) in order to file a Section 16 Form electronically (a "Form ID", and, together with a
Section 16 Form, the "Forms and Schedules");

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such
Forms and Schedules, complete and execute any amendment or
amendments thereto, and timely file such Forms and Schedules with the
United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-
fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to
do and perform any and every act and thing whatsoever requisite, necessary or proper
to be done in the exercise of any of the rights and powers herein granted, as fully to all
intents and purposes as the undersigned might or could do if personally present, with
full power of substitution or revocation, hereby ratifying and confirming all that each
such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to
be done by virtue of this Power of Attorney and the rights and powers herein granted.
The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the
Company
assuming, any of the undersigned's responsibilities to comply with Section 16 of the
Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no
longer required to file any Forms and Schedules with respect to the undersigned's
holdings of and transactions in securities issued by the Company, unless earlier revoked
by the undersigned in a signed writing delivered to each such attorney-in-fact.

From and after the date hereof, any Power of Attorney previously granted by the undersigned concerning the subject matter hereof is hereby revoked.

FURTHERMORE, pursuant to Rule 302(b)(2) of Regulation S-T, by signing below, I hereby
attest that, when electronically signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in
typed form within an electronic filing for purposes of Rule 302(b)(1) of
Regulation S-T, I
agree that the use of such electronic signature constitutes the legal equivalent of my
manual signature for purposes of authenticating the signature to any filing for which it
is provided.

This attestation will be retained for as long as I may use an electronic signature to sign
an authentication document pursuant to Rule 302(b)(1) of Regulation S-T and for
a
period of seven years after the date of the most recent electronically signed authentication document.

A copy of this attestation may be furnished upon request to the U.S. Securities
and
Exchange Commission or its Staff.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of May, 2022.

By: /s/ Arlene Isaacs-Lowe
      Name: Arlene Isaacs-Lowe
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